ISDA(R)
                International Swap Dealers Association, Inc.

                              MASTER AGREEMENT

                 dated as of August 22, 2000

Goldman Sachs International and Itau Bank Ltd. have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1.    INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this ("Agreement"), and the parties would not otherwise enter into any Transactions.

2.    OBLIGATIONS

(a)   GENERAL CONDITIONS.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agree ment.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   NETTING.  If on any date amounts would otherwise be payable:

      (i)   in the same currency; and

      (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   DEDUCTION OR WITHHOLDING FOR TAX.

      (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue author ity, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:

            (1)  promptly notify the other party ('Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determin ing that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documenta tion reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdic tion, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agree ment) or (11) a Change in Tax Law.

      (ii)  LIABILITY. If:

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2)  X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in
      Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:

(a)   BASIC REPRESENTATIONS.

      (i) STATUS. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

      (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

      (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii)  any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section I 1, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:

      (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii)  CREDIT SUPPORT DEFAULT.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment. delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses
            (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer-

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:

      (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an lndemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) CREDIT EVENT UPON MERGER. If Credit Event Upon Merge is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event"' is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event-of Default.

6.    EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto,
(8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in
Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

      (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv)  RIGHT TO TERMINATE.  If:

            (1) a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and-provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   EFFECT OF DESIGNATION.

      (i) If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   CALCULATIONS.

      (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and
      (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either 'Market Quotation" or "Loss", and a payment method, either the 'First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
            (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply,an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2)  Two Affected Parties.  If there are two Affected Parties:

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (1) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                  (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (11) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.    TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or
(ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without Limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.    MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   COUNTERPARTS AND CONFIRMATIONS.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or Organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re- enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   DEFINITIONS

As used in this Agreement:

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSITIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1 % per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under
Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's bead or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions
(a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early
Termination Date, the sum of:

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date
(a) if resulting from a Termination Event, all Affected Transactions and
(b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



      Goldman Sachs International         Itau Bank Ltd.
      ----------------------------        ---------------
        (Name of Party)                   (Name of Party)



By: /s/ Daniel B. O'Rourke                By: /s/ Paulo Roberto Soares
    ---------------------------               ---------------------------
    Name:  Daniel B. O'Rourke                 Name:  Paulo Roberto Soares
    Title:                                    Title: Director
    Date:                                     Date:  Sao Paulo 28, 2000




                                                                 Execution Copy




                                  SCHEDULE
                                   TO THE
                           ISDA MASTER AGREEMENT
                        DATED AS OF AUGUST 17, 2000

                                  BETWEEN

                        GOLDMAN SACHS INTERNATIONAL,
           A COMPANY ORGANIZED UNDER THE LAW OF ENGLAND AND WALES
                                  ("GSI"),

                                    AND

                              ITAU BANK LTD.,
        A CORPORATION ORGANIZED UNDER THE LAWS OF THE CAYMAN ISLAND
                                 ("ITAU").


PART 1.   TERMINATION PROVISIONS.

          (a)  "SPECIFIED ENTITY"

               (i) means, in relation to GSI, Goldman, Sachs & Co., Goldman Sachs Capital Markets, L.P., J. Aron & Company, Goldman Sachs International Finance and Goldman Sachs
                    (Asia) Finance for the purpose of Section 5(a)(v), and shall not apply for purposes of Sections 5(a)(vi), 5(a)(vii) and 5(b)(iv); and

               (ii) means, in relation to ITAU, Banco Itau, S.A..

          (b) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to GSI and to ITAU as such provisions are amended below.

               "THRESHOLD AMOUNT" means (i) in relation to GSI, 3% of the stockholders' equity of The Goldman Sachs Group, Inc. ("Goldman Group") and (ii) in relation to ITAU, 3% of the stockholders' equity of ITAU.

          (c) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) shall apply to GSI and to ITAU. The parties hereby agree that, notwithstanding anything to the contrary in
               Section 5(b)(iv), no Termination Event will occur if (i) X is the acquiring party or the surviving party in any such consolidation, amalgamation or merger or (ii) X retains at least 50% of its total assets in any such transfer of assets.

          (d) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to GSI and will not apply to ITAU; provided, however, where the Event of Default specified in Section 5(a)(vii)(1), (3), (4), (5), (6) or to the extent analogous thereto, (8) of the Agreement, is governed by a system of law which does not permit termination to take place after the occurrence of the relevant Event of Default, then the Automatic Early Termination provision of Section 6(a) of the Agreement will apply to GSI and ITAU.

          (e)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section
               6(e):

               (i) Market Quotation will apply to each Transaction having an original maturity of less than or equal to 90 days. Loss will apply to each Transaction having an original maturity of greater than 90 days.

               (ii) The Second Method will apply.

          (f)  "TERMINATION CURRENCY" means United States Dollars.

          (g)  The parties agree to amend the following subsections of
               Section 5(a) as follows:

               (i) Clause (i): payment or delivery defaults will be subject to a cure period of one Local Business Day; provided that if such failure is the result of a technical difficulty where the party has the ability to perform, such payment or delivery default will be subject to a cure period of two Local Business Days;

               (ii) Clause (vi): delete, the clause "or becoming capable at such time of being declared," in line seven so that only Specified Indebtedness which has been accelerated triggers this event;

               (iii) Clause (vii)(4): delete, following the word
                     "liquidation" in line 9, the clause beginning with "and, in the case of" and ending with the word "thereof" in line 13; and in Clause (vii)(7): delete, following the word "assets" in line 19, the clause beginning with "and such secured party" and ending with the word "thereafter" in line 21, to eliminate the 30-day grace period;

               (iv) Clause (vii)(4)(A): insert, following the word "liquidation" in line 12 the words ", or the filing of a protest in respect of a debt instrument of ITAU in a principal amount greater than the Threshold Amount at the Registry of Protests of Deeds and Documents,";

               (v) Clause (vii): insert new section (7) as follows and re-number the remaining sections accordingly: "is subject to any event that would give rise to the intervention or extrajudicial liquidation of ITAU by the Central Bank of Brazil of it, pursuant to Law No. 6024 of March 13, 1974, including, but not limited to
                     (a) losses which may represent a risk to its creditors;
                     (b) repeated or serious infringement by its management of Brazilian laws and regulations; (c) failure to pay its debts when due; (d) it being deemed insolvent; or
                     (e) if, upon cancellation of its operating authorization, its statutory liquidation proceedings not being carried out in due course or being carried out with delay representing a risk to its creditors,";

               (vi) The parties also agree to add a new clause (ix) as follows:

                    (ix) ADEQUATE ASSURANCE. A party ("X") fails to provide
                         adequate assurance of its ability to perform all of its outstanding obligations hereunder to the other party ("Y") on or before the second Local Business Day after a request for such assurance is made by Y when Y has reasonable grounds for insecurity. It is understood and agreed that one acceptable form of adequate assurance will be the provision by X of a letter of credit from a bank and in a form acceptable to Y.

          (h) The parties agree to amend Section 6(a): insert, following the word "petition" in line 9 the words ", or the filing of a protest in respect of a debt instrument of ITAU in a principal amount greater than the Threshold Amount at the Registry of Protests of Deeds and Documents,".

          (i) EARLY TERMINATION. Notwithstanding anything to the contrary in Section 6(a), the parties agree that, except with respect to Transactions (if any) that are subject to Automatic Early Termination, the Non-defaulting Party is not required to liquidate the Transactions on a single day, but rather may liquidate the Transactions over a commercially reasonable period of time (not to exceed twenty days) (the "Early Termination Period"). The last day of the Early Termination Period shall be the Early Termination Date for purposes of
               Section 6; provided, however, that interest shall accrue on the Transactions liquidated during the Early Termination Period prior to the Early Termination Date at the Default Rate.

          (j) Additional Termination Event: Additional Termination Event shall apply and the following shall constitute an Additional Termination Event:

          With respect to Party B, at any time and for any reason Banco Itau, S.A. ceases to own benefically and of record (directly or indirectly) at least fifty-one percent (51%) (determined on a fully diluted basis) of the capital stock of each class of stock of Party B. In which case Party B is the affected party

PART 2.   TAX REPRESENTATIONS.

          (a) PAYER TAX REPRESENTATIONS. For the purposes of Section 3(e), GSI and ITAU make the following representation:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on Clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

          (b) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f), each Party will make the representation specified below, if any:-

It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

          If such representation applies, then:

          Specified Treaty means the double taxation convention between the countries in which the parties are resident or domiciled for the purposes of their actions under this Agreement.

          Specified Jurisdiction means the country in which the other party is resident or domiciled.


PART 3.   AGREEMENT TO DELIVER DOCUMENTS

          (a)  For the purpose of Section 4(a):

               Tax forms, documents, or certificates to be delivered are:
               Not applicable

          (b)  Other documents to be delivered are:

---------------------------------------------------------------------------
PARTY        FORM/DOCUMENT/CERTIFICATE           DATE BY     COVERED BY
REQUIRED TO                                      WHICH TO    SECTION 3(D)
DELIVER                                          BE          REPRESENTATION
                                                 DELIVERED
---------------------------------------------------------------------------
Party A &    Evidence reasonably satisfactory    At          Yes
Party B      to the other party of the signing   execution
             authority and specimen signature    of this
             of any individual executing this    Agreement
             Agreement, any Credit Support       and
             Document and any Confirmation on    thereafter
             its behalf                          on request
---------------------------------------------------------------------------
GSI          Guaranty of The Goldman Sachs       Upon        No
             Group, Inc. or its successor        execution
             ("Goldman Group") in the form of    of this
             Exhibit A hereto                    Agreement

---------------------------------------------------------------------------
GSI          Copy of the most recent, publicly   Promptly    Yes
             available audited Annual Statement  following
             of Financial Condition of           reasonable
             Goldman Group                       demand by
                                                 Itau

---------------------------------------------------------------------------
GSI          Copy of the most recent, publicly   Promptly    Yes
             available quarterly report          following
             containing audited financial        reasonable
             statements of Goldman Group,        demand by
             prepared in accordance with the     GSI
             generally accepted accounting
             principles in the country in which
             the party is organized

---------------------------------------------------------------------------
ITAU         A legal opinion with respect to     Promptly    Yes
             Itau in a form acceptable to GSI    following
                                                 reasonable
                                                 demand by
                                                 GSI
---------------------------------------------------------------------------
ITAU         Copy of the most recent, publicly   Promptly    Yes
             available annual report             following
             containing audited financial        reasonable
             statements prepared in accordance   demand by
             with the generally accepted         GSI
             accounting principles in the
             country in which the party is organized

---------------------------------------------------------------------------


PART 4.   MISCELLANEOUS

          (a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

          Address for notices or communications to GSI:

          Address for notices or communications to Party A:-

Address:    Peterborough Court,  133 Fleet Street, London EC4A 2BB
Attention:  Swaps Administration      Facsimile No. 0171-774 5115
            Equity Derivatives        Facsimile No. 0171-774 1500
Telex No:   887902 GSLL               Telephone No. 0171-774-1000

With a copy to:
            Address:    Goldman Sachs & Co.
                        1 New York Plaza
                        37th Floor
                        New York, New York 10004
            Attention:  General Counsel of Equities Division
            Telephone:  (212) 902-1000


            Address for notices or communications to ITAU:

            Address:    Banco ITAU S.A., Sao Paulo
                        Rua Boa Vista 176
                        Andar 11, Corpo 5
                        Sao Paulo CEP 01014-919
                        Brazil
            Attention:  General Manager -  Foreign Exchange Desk
            Telephone:  55-11-237-4100
            Facsimile:  55-11-237-2324

     (b)  PROCESS AGENT. For the purpose of Section 13(c):

            GSI appoints as its Process Agent:  Not applicable.

            ITAU appoints as its Process Agent in the Borough of Manhattan, City, County and State of New York:

            Banco Itau S.A., New York Branch
            540 Madison Avenue, 24th Floor
            New York, NY 10022
            Telephone:  212-486-1280
            Facsimile:  212-888-9342

     (c) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

     (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

          GSI is not a Multibranch Party.

          ITAU is a Multibranch Party and may act through its Head Office in Sao Paulo and its Cayman Islands Branch.

     (e)  CALCULATION AGENT. The Calculation Agent is GSI.

     (f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document, each of which are incorporated by reference in, and made part of, this Agreement and each Confirmation (unless provided otherwise in a Confirmation) as if set forth in full in this Agreement or such Confirmation:

          Guaranty by Goldman Group in favor of ITAU as beneficiary thereof, in the form of Exhibit A hereto.

     (g) CREDIT SUPPORT PROVIDER. Credit Support Provider means, in relation to GSI, Goldman Group. Credit Support Provider means in relation to ITAU, Not applicable.

     (h) GOVERNING LAW AND JURISDICTION. SECTIONS 13(A) AND (B) ARE HEREBY REPLACED WITH THE FOLLOWING:

          (a) GOVERNING LAW. THIS AGREEMENT AND EACH TRANSACTION ENTERED INTO HEREUNDER WILL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

          (b) JURISDICTION. WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDINGS RELATING TO THIS AGREEMENT ("PROCEEDINGS"), EACH PARTY IRREVOCABLY: (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND (II) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THE AGREEMENT PRECLUDES EITHER PARTY FROM BRINGING PROCEEDINGS IN ANY OTHER JURISDICTION IN ORDER TO ENFORCE ANY JUDGMENT OBTAINED IN ANY PROCEEDINGS REFERRED TO IN THE PRECEDING SENTENCE, NOR WILL THE BRINGING OF SUCH ENFORCEMENT PROCEEDINGS IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF ENFORCEMENT PROCEEDINGS IN ANY OTHER JURISDICTION.

     (i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will not apply to Transactions.

PART 5.   OTHER PROVISIONS.

     (a) ABSENCE OF LITIGATION. Section 3(c) is hereby amended by deleting the words "any of its Affiliates" and replacing them with "its Credit Support Provider, if applicable."

     (b) ACCURACY OF SPECIFIED INFORMATION. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period, the phrase "or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person."

     (c) SCOPE OF AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, any transaction which may otherwise constitute a "Specified Transaction" for purposes of this Agreement which has been or will be entered into between GSI and ITAU shall constitute a "Transaction" which is subject to, governed by, and construed in accordance with the terms of this Agreement, unless the Confirmation thereto expressly provides otherwise.

     (d) ADDITIONAL REPRESENTATIONS. The parties agree to amend Section 3 by adding new Sections 3(g), (h), (i), (j), (k) and (l) as follows:

          (g) ELIGIBLE SWAP PARTICIPANT. It is an "eligible swap participant" as defined in the Part 35 Regulations of the Commodity Futures Trading Commission (the "CFTC").

          (h) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (i) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

          (j) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

          (k) PLACE OF CONTRACT. Solely for purposes of Article 9 of Brazilian Decree-law No. 4657 dated September 4, 1942, GSI represents and ITAU expressly agrees that (i) this Agreement and each Transaction entered into hereunder has been constituted in England, (ii) GSI is the proponent of this Agreement and each Transaction entered into hereunder and
               (iii) GSI has requested that ITAU execute and deliver this Agreement as a condition to GSI entering into Transactions with ITAU.

          (l) HEDGING TRANSACTIONS. When entering into Transactions through its head office or any other office located in Brazil, ITAU represents that it is entering into this Agreement and each Transaction hereunder to protect its rights and obligations against interest and currency exchange fluctuations, as well as against variations in commodities prices, in the international markets and that ITAU is allowed to hedge such exposures and does so pursuant to and strictly in accordance with Resolution 2012 of the Brazilian National Monetary Counsel dated July 30, 1993, and Circular No. 2348 of the Brazilian Central Bank dated July 30, 1993.

     (e)  TRANSFER.

          The parties also agree to amend Section 7 by adding new Sections 7(c) and (d) as follows:

          (c) in addition to, and not in lieu of, the preceding transfer of rights, GSI may transfer this Agreement (in whole or in part) to any of GSI's Affiliates, provided, that if such transfer or assignment is to an entity other than Goldman Group, ITAU shall be furnished, upon its request, with a guaranty of the Goldman Group substantially in the form of a guaranty provided to ITAU in connection with this Agreement or with an agreement in writing of Goldman Group that the existing guaranty will apply to the obligations of the assignee under this Agreement; and

          (d) any transfer of all or any part of the obligations of either party made in compliance with this Section will constitute an acceptance and assumption of such obligations by the transferee, a novation of the transferee in place of the transferor with respect to such obligations (and any related interests so transferred), and a release and discharge by the non-transferring party of the transferor from, and an agreement by the non-transferring party not to make any claim for payment, liability, or otherwise against the transferor with respect to, such obligations from and after the effective date of the transfer.

     (f) CONSENT TO RECORDING. The parties agree to amend Section 9 by adding a new Section 9(h) as follows:

          (h) CONSENT TO RECORDING. The parties agree that each may electronically record all telephone conversations between them, with or without the use of a warning tone, and that any such recordings may be submitted in evidence to any court or in any Proceeding for the purpose of establishing the formation or existence of any Transaction and the terms thereof.

     (g)  DEFINITIONS. The following amendments are hereby made to Section
          14:

          (i) "DEFAULT RATE" shall be the overnight London Interbank Offered Rate, as determined by the relevant payee in a commercially reasonable manner plus 1%, and;

          (ii) The definition of "TERMINATION CURRENCY EQUIVALENT" in
               Section 14 is hereby amended by deleting in its entirety the text after the first three lines thereof and replacing it with the following:

               by the party making the relevant determination in any commercially reasonable manner as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Loss or Market Quotation, as applicable, is determined as of a later date, that later date, for value on the date the payment or settlement payment is due.

     (h) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Sections 1(c), 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

     (i)  SET-OFF. The parties agree to amend Section 6 by adding a new
          Section 6(f) as follows:

          (f) Any amount (the "Early Termination Amount") payable to one party (the Payee) by the other party (the Payer) under
               Section 6(e), in circumstances where there is a Defaulting Party, will, at the option of the party ("X") other than the Defaulting Party (and without prior notice to the Defaulting Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this
               Section 6(f).

               For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

               If any obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

               Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

     (j) ESCROW. Either party may at its option and in its sole discretion notify the other party that payments or deliveries on any date are to be made in escrow. In such case, the deposit of the payment or delivery due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment or delivery) on that date with an escrow agent that is a commercial bank, independent of either party, with a minimum net worth of US $100,000,000 or its equivalent in another currency, selected by such notifying party, accompanied by irrevocable payment or delivery instructions (i) to release the deposited payment or delivery to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment or delivery from the other party on the same date accompanied by irrevocable payment or delivery instructions to the same effect, or (ii) if the required deposit of the corresponding payment or delivery is not made on that same date, to return the payment or delivery deposited to the party that paid or delivered into escrow. The notifying party shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that interest shall be paid thereon.

     (k) DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 1991 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. ("ISDA") and the 1998 FX and Currency Option Definitions as published by ISDA, the Emerging Markets Traders Association and the Foreign Exchange Committee and the 1996 Equity Derivatives Definitions, each as amended, supplemented, updated, and superseded from time to time (together, the "Definitions"), and will be governed in all respects by the Definitions (except that references to "Swap Transactions" in the Definitions will be deemed to be references to "Transactions"). The Definitions, as so modified, are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Subject to Section 1(b), in the event of any inconsistency between the provisions of any Confirmation, this Agreement, and the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

     (l) WAIVER OF TRIAL BY JURY. Each party hereby irrevocably waives any and all right to trial by jury in any Proceeding.

     (m) INCONVERTIBILITY. If, in the reasonable opinion of either GSI or ITAU, an event (a "Disruption Event") occurs and is continuing on any payment date, payment exchange date or settlement date of any Transaction under this Agreement, in the jurisdiction (the "Event Currency Jurisdiction") of any one currency for payment specified in such Transaction (the "Event Currency") that generally makes it impossible to either (i) convert the Event Currency into U.S. Dollars or any other currency which is the subject of such Transaction (the "Non-Event Currency") through customary legal channels, (ii) deliver the Non-Event Currency from accounts inside the Event Currency Jurisdiction to accounts outside the Event Currency Jurisdiction or (iii) deliver the Event Currency between accounts inside the Event Currency Jurisdiction or to a party that is a non-resident of the Event Currency Jurisdiction, then such payment, exchange or settlement shall be made in U.S. Dollars in an amount as determined in the manner described below. Payments of any corresponding amounts due in the Non-Event Currency shall be made on the date such U.S. Dollars are paid.

          With respect to any Transaction to be settled in U.S. Dollars according to the previous paragraph, the payment, exchange or settlement amount shall be calculated based on the settlement rate which shall be the average of the Mid Rates provided on the Valuation Date of such Transaction by three internationally recognized dealers or banks in the relevant market as mutually agreed by the parties hereto, applying only the offshore rates quoted by such dealers or banks; provided, that if quoted rates are available from only two such dealers or banks, the settlement rate shall be the average of the Mid Rates quoted by such dealers or banks, and that if quoted rates are available from only one such dealer or bank or if no rate is available, the parties shall mutually determine the settlement rate in good faith and in a commercially reasonable manner. The "Mid Rate" shall mean the average of the bid and offer rates at which the Non-Event Currency can be exchanged for the Event Currency on such Valuation Date for settlement in accordance with standard market practice. If the unit used to measure exchange rates between the Event Currency and the Non-Event Currency is changed, the calculations herein shall be adjusted accordingly. No dealer or bank selected shall be an affiliate of either party. "Valuation Date" shall mean the date that is the original settlement date for such Transaction in respect of which a settlement rate is to be determined, and the new settlement date for such Transaction shall be two Business Days after such Valuation Date.

          If, with respect to such Transaction, a Disruption Event would otherwise constitute an Illegality, Impossibility, force majeure or other similar event, then such event or circumstance will be treated as a Disruption Event and will be deemed not to constitute an Illegality, Impossibility, force majeure or other similar event, as the case may be, for purposes of such Transaction and this Agreement.

     (n) FINANCIAL SERVICES ACT: MONEY MARKET REGULATION. Party A has been accepted by the Financial Services Authority (formerly by the Bank of England) as a listed money market institution under
          Section 43 of the Financial Services Act 1986 ("FSA"). As a result, certain Transactions hereunder, including interest rate and currency swaps, are exempt from the provisions of the FSA (including its investor protection regime), and Party B will be deemed a "wholesale counterparty" under the Financial Services Authority's supervisory regime for listed institutions. Such regime is regulated under the Financial Services Authority's London Code of Conduct (a free copy of which is obtainable by telephoning the Wholesale Markets Supervision Division on +44 171 676 5846).

     (o) OTC OPTIONS. With respect to any Transactions which are over-the-counter options on a security, group of securities, or index of securities ("Options"), the following provisions shall apply:

          (i) Party A and Party B each acknowledge that the offer and sale of Options to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) thereof and the provisions of Regulation D thereunder. In furtherance thereof, the Party A and Party B each represents and warrants to, and agrees with, the other that (i) it has the financial ability to bear the economic risk of its investment in Options and has adequate means for providing for its current needs and personal or other contingencies and (ii) it qualifies as an "accredited investor" as that term is defined under Regulation D.

          (ii) With respect to any Options hereunder, Goldman, Sachs & Co. ("GS&Co.") will act as agent for Party A and Party B pursuant to instructions from Party A and Party B. GS&Co. shall have no responsibility or personal liability to Party A or Party B arising from any failure by Party A or Party B to pay or perform any obligation hereunder. Each of Party A and Party B agrees to proceed solely against the other to collect or recover any amount owing to it or enforce any of its right in connection with or as a result of Options entered into hereunder.

          Notwithstanding the above, for purposes of applicable rules of The Securities and Futures Authority ("SFA") Party A shall treat GS&Co. alone as its customer. As a consequence, most of the customer protections available under SFA rules will not be available to Party B, and Party B should therefore look exclusively for Party B's protection to such obligations as GS&Co. may owe to Party B under U.S. law.

          Notwithstanding any provisions of this Agreement, the parties hereby agree that any and all notices, demands or communications of any kind relating to Options entered into hereunder shall be transmitted exclusively through GS&Co. at the addresses specified herein.


          (iii) Party A and Party B each acknowledge and agree to be bound by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. applicable to transactions in Options, and further agree not to violate the position and exercise limits set forth therein.


PART 6.   FX TRANSACTIONS AND CURRENCY OPTIONS.

     (a) SCOPE. This Part 6 is applicable to all FX Transactions and Currency Option Transactions as defined in the 1998 FX and Currency Option Definitions published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and the Foreign Exchange Committee (the "1998 FX Definitions") as well as any other Transaction agreed by the parties to be an FX Transaction or a Currency Option Transaction. In the event of any inconsistency with any other part of this Agreement this Part 6 shall prevail. This Agreement and this Part 6 shall apply (unless agreed otherwise in relation to any specific Transaction and specifically stated in the relevant Confirmation) to FX Transactions and Currency Option Transactions outstanding between the parties as of the date this Agreement is effective and entered into by the parties on and after such date. In addition to the 1991 ISDA Definitions, this Agreement, and each FX Transaction and Currency Option Transaction to which it relates, shall be subject to and incorporate the 1998 FX Definitions (as amended in this Part 6) except that in the event of inconsistency: (A) the 1998 FX Definitions as amended herein shall prevail over the 1991 ISDA Definitions; and (B) this Part 6 shall prevail over both the 1991 ISDA Definitions and the 1998 FX Definitions.

     (b)  The following new section is added to Section 3.4 of the 1998 FX
          Definitions:

          "(c) Payment of Premium. Unless otherwise agreed in writing by the Parties, the Buyer shall be obligated to pay the premium related to an Option no later than its Premium Payment Date. If any Premium is not received on or before the Premium Payment Date, the Seller may elect; (i) to accept a late payment of such Premium; or (ii) to give written notice of such non-payment and, if such payment shall not be received within two (2) Local Business Days of such notice, treat the related Currency Option Transaction as void; or (iii) to give written notice of such non-payment and, if such payment shall not be received within two
          (2) Local Business Days of such notice, treat such nonpayment as an Event of Default under Section 5(a)(i) of the Master Agreement. If the Seller elects to act under clause (i) of the preceding sentence, the Buyer shall pay interest on such Premium in the same currency as such Premium from the day such Premium was due until the day paid at the Default Rate. If the Seller elects to act under clause (ii) of the first sentence hereof, the Buyer shall pay all out-of-pocket costs and actual damages incurred in connection with such unpaid or late Premium or void Currency Option Transaction, including, without limitation, interest on such Premium from and including the Premium Payment Date to but excluding the late payment date in the same Currency as such Premium at the then prevailing market rate and any other costs or expenses incurred by the Seller in connection with covering its obligations (including, without limitation, for the loss of its bargain, its cost of funding, or the loss incurred as a result of terminating, liquidating, obtaining or re-establishing a delta hedge or related trading position) with respect to such Currency Option Transaction."

     (c) CONFIRMATIONS. Any FX Transaction or Currency Option Transaction into which the parties may before the date of this Agreement have entered, or may in the future enter, where the relevant Confirmation on its face does not expressly exclude the application of this Agreement, shall (to the extent not otherwise provided for in this Agreement) be subject to, governed by and construed in accordance with this Agreement (in substitution for any existing terms, if any, whether express or implied). The parties agree that Confirmations need not follow the form recommended in the 1998 FX Definitions but may be in such other form and be exchanged by such other means (including an electronic messaging system) as may be acceptable to the parties. Each such FX Transaction and Currency Option shall be a Transaction, and the documents and other confirming evidence (including electronic messages on an electronic messaging service) exchanged between the parties confirming such FX Transaction or Currency Option Transaction shall each be a Confirmation (even where not so specified therein), for the purposes of this Agreement. Each such Confirmation will supplement, form part of, and be subject to this Agreement and all provisions in this Agreement will govern the Confirmation and the definitions and provisions contained in the 1998 FX Definitions will be incorporated into the Confirmation. In the event of any inconsistency between the terms of a Confirmation for a Currency Option Transaction or Non-Deliverable FX Transaction and this Agreement, the Confirmation shall prevail for the purpose of the relevant Currency Option Transaction or Non-Deliverable FX Transaction. In the event of any inconsistency between the terms of a Confirmation for a Deliverable FX Transaction and this Agreement, the Agreement shall prevail, notwithstanding Section l(b) of the Agreement, unless either the Confirmation explicitly states that it shall prevail over this Agreement and it has been signed by both Parties or Confirmations so stating have been exchanged by the Parties.

     (d) PAYMENT INSTRUCTIONS. All payments made hereunder in respect of FX Transactions and Currency Options shall be made in accordance with the standing payment instructions provided by the parties (or as otherwise specified in the relevant Confirmation).


     IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


      ITAU BANK LTD.                      WITNESS



      By: /s/ Paulo Roberto Soares        By:
          ---------------------------         -------------------------
      Name:   Paulo Roberto Soares        Name:
      Title:  Director                    Title:
      Date:   Sao Paulo 28, 2000          Date:


      ITAU BANK LTD.                      WITNESS



      By: /s/ Daniel B. O'Rourke          By: /s/ Oonagh Bradley
          ---------------------------         -------------------------
      Name:                               Name:   Oonagh Bradley
      Title:                              Title:
      Date:   Sept 1, 2000                Date:



      GOLDMAN SACHS INTERNATIONAL         WITNESS



      By:                                 By:
          ---------------------------         -------------------------
      Name:                               Name:
      Title:                              Title:
      Date:                               Date:
      Place of Execution:   England       Place of Execution: England


                                          WITNESS



                                          By:
                                              ---------------------------
                                          Name:
                                          Date:
                                          Place of Execution:  England



-----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS ABOVE | REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
-----------------------------------------------------------------------------


September 11, 2000                       Reference: 9ED771391 / 1.00.0911.2446

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771391
-----------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                    August 29, 2000

         Effective Date:                As of August 29, 2000 (the date the
                                        parties agreed the terms of the
                                        Transaction)

         Option Style:                  European

         Option Type:                   Call

         Seller:                        GSI

         Buyer:                         Counterparty

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:             1,320,834

         Option Entitlement:            1 Share per Option

         Multiple Exercise:             Inapplicable

         Strike Price:                  USD 8.4704

         Premium:                       [omitted and filed separately with
                                        the Securities and Exchange
                                        Commission]

         Premium Payment Date:          September 6, 2000

         Exchange:                      NASDAQ

         Related Exchange:              Any Exchange upon which futures or
                                        options on the Shares are traded.

Procedure for Exercise:

         Expiration Time:               At the close of the regular trading
                                        session on the Exchange without
                                        regard to after-hours or extended
                                        hours trading.

         Expiration Date:               August 29, 2001

         Automatic Exercise:            Applicable; provided that clause
                                        (i) under 3.4(b) shall not be
                                        applicable to this Transaction and
                                        Section 3.4(c) of the Equity
                                        Definitions is amended in its
                                        entirety to read as follows:
                                        "In-the-Money" means, in respect of
                                        a Physically-settled Option
                                        Transaction, in the case of a Call,
                                        that the Reference Price is equal
                                        to or greater than the Strike Price
                                        and, in case of a Put, that the
                                        Reference Price is less than the
                                        Strike Price.

         Reference Price:               The mid-point of the best bid and
                                        ask prices quoted as of the
                                        Expiration Time (or the last such
                                        prices quoted immediately before
                                        the Expiration Time) without regard
                                        to quotations that lock or cross
                                        the dealer exchange or quotation
                                        system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:  To Be Advised


Settlement Terms:

         Cash Settlement:               Inapplicable

         Physical Settlement:           Applicable.

         Settlement Currency:           USD

         Physical Settlement Payment
         Date:                          3 Currency Business Days after the
                                        Expiration Date.

         Failure to Deliver:            Inapplicable

Adjustments:

         Method of Adjustment:          Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:          Alternative Obligation if the New
                                        Shares are listed on a U.S.
                                        securities exchange or reported by
                                        The Nasdaq National Market, Inc. If
                                        the New Shares are not so listed or
                                        reported then Cancellation and
                                        Payment at the election of GSI in
                                        its sole discretion

         (b)  Share-for-Other:          Cancellation and Payment at the
                                        election of GSI in its sole
                                        discretion

         (c)  Share-for-Combined:       Cancellation and Payment at the
                                        election of GSI in its sole
                                        discretion

Nationalization or Insolvency:          Cancellation and Payment at the
                                        election of GSI in its sole
                                        discretion

                                        Notwithstanding anything to the
                                        contrary in the Equity Definitions,
                                        the amount payable under this
                                        Transaction upon the occurrence of
                                        a Merger Event, Nationalization or
                                        Insolvency shall be calculated by
                                        the Calculation Agent in good faith
                                        in accordance with Section 9.7 of
                                        the Equity Definitions except that
                                        the factors identified in
                                        Subparagraphs (i), (ii) and (iii)
                                        therein are replaced by the
                                        following:

                                        (i) a mid-market implied volatility
                                        for the Shares (as determined by
                                        the Calculation Agent) on the
                                        Exchange Business Day immediately
                                        prior to the Announcement Date;

                                        (ii) dividends based on, and
                                        payable on the same dates as,
                                        amounts determined by the
                                        Calculation Agent to have been paid
                                        in respect of gross ordinary cash
                                        dividends on the relevant Shares in
                                        the calendar year ending on the
                                        Announcement Date;

                                        (iii) a value ascribed to the
                                        relevant Shares equal to the
                                        consideration, if any, paid in
                                        respect of such Shares to holders
                                        of such Shares at the time of the
                                        Option Value Event (valued as of
                                        the closing of the Option Value
                                        Event); and

                                        (iv) an Option maturity of the
                                        period of time from and including
                                        the Announcement Date to and
                                        including the Expiration Date.

                                        Notwithstanding Section 9.2(b) of
                                        the Equity Definitions, "Merger
                                        Date" means the date of closing of
                                        the Merger Event.

Payment Instructions:                   Citibank, NY
                                        for a/c Goldman Sachs International
                                        for a/c # 40616408

3.       Calculation Agent:             Goldman Sachs International

4.       Governing Law:                 Unless otherwise provided in the
                                        Agreement, this Confirmation will
                                        be governed by and construed in
                                        accordance with the laws of the
                                        State of New York (without
                                        reference to its choice of laws
                                        doctrine).

5.       Additional Provisions:


               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.

On Trade Date, GSI will deposit in an account set up at GSI for the benefit of Counterparty, a number of Shares equal to the Number of Options and thereafter maintain with GSI a number of Shares equal to the Number of Shares (the "GSI Collateral"). GSI hereby grants Counterparty a first priority security interest in the GSI Collateral as collateral for its obligations under this Transaction. Upon any default by GSI (including any default under the Agreement), Counterparty shall have all of the rights with respect to the GSI Collateral of a secured party under the New York Uniform Commercial Code. Counterparty shall be entitled to exercise any and all voting and other consensual rights pertaining to the GSI Collateral provided that the Counterparty shall give GSI at least five Exchange Business Days' prior written notice of the manner in which it desires to exercise any such right.

               (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).

6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.


Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:


Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:




Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").






-----------------------------------------------------------------------------

Goldman Sachs International | Peterborough Court |  133 Fleet Street |
London EC4A 2BB Tel: 020-7774-1081 | Telex: 887902 | Cable: GOLDSACHS LONDON | Registered in England No. 2263951 | Registered Office As Above |
Regulated by the Securities and Futures Authority
------------------------------------------------------------------------------


September 11, 2000                        Reference: 9ED771433 / 1.00.0911.2458

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:  03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771433
-------------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

      Trade Date:                         August 29, 2000

      Effective Date:                     As of August 29, 2000 (the date the
                                          parties agreed the terms of the
                                          Transaction)

      Option Style:                       European

      Option Type:                        Put

      Seller:                             Counterparty

      Buyer:                              GSI

      Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

      Number of Options:                  1,320,834

      Option Entitlement:                 1 Share per Option

      Multiple Exercise:                  Inapplicable

      Strike Price:                       USD 8.4704

      Premium: [omitted and filed separately with the Securities and Exchange Commission]

      Premium Payment Date:               September 6, 2000

      Exchange:                           NASDAQ

      Related Exchange:                   Any Exchange upon which futures
                                          or options on the Shares are
                                          traded. Procedure for Exercise:

      Expiration Time:                    At the close of the regular
                                          trading session on the Exchange
                                          without regard to after-hours or
                                          extended hours trading.

      Expiration Date:                    August 29, 2001

      Automatic Exercise:                 Applicable; provided that clause (i)
                                          under 3.4(b) shall not be
                                          applicable to this Transaction
                                          and Section 3.4(c) of the Equity
                                          Definitions is amended in its
                                          entirety to read as follows:
                                          "In-the-Money" means, in respect
                                          of a Physically-settled Option
                                          Transaction, in the case of a
                                          Call, that the Reference Price is
                                          equal to or greater than the
                                          Strike Price and, in case of a
                                          Put, that the Reference Price is
                                          less than the Strike Price.

      Reference                           Price: The mid-point of the best
                                          bid and ask prices quoted as of
                                          the Expiration Time (or the last
                                          such prices quoted immediately
                                          before the Expiration Time)
                                          without regard to quotations that
                                          lock or cross the dealer exchange
                                          or quotation system.

      Seller's Telephone Number and
      Telex and/or Facsimile Number
      and Contact Details for Purpose
      of Giving Notice:                   To Be Advised


Settlement Terms:

      Cash Settlement:                    Inapplicable

      Physical Settlement:                Applicable.

      Settlement Currency:                USD

      Physical Settlement
      Payment Date:                       3 Currency Business Days after
                                          the Expiration Date.

      Failure to Deliver:                 Inapplicable

Adjustments:

      Method of Adjustment:               Calculation Agent Adjustment

      Consequences of Merger Events:

      (a)  Share-for-Share:               Alternative Obligation if the New
                                          Shares are listed on a U.S.
                                          securities exchange or reported
                                          by The Nasdaq National Market,
                                          Inc. If the New Shares are not so
                                          listed or reported then
                                          Cancellation and Payment at the
                                          election of GSI in its sole
                                          discretion

      (b)  Share-for-Other:               Cancellation and Payment at the
                                          election of GSI in its sole
                                          discretion

      (c)  Share-for-Combined:            Cancellation and Payment at the
                                          election of GSI in its sole
                                          discretion

Nationalization or Insolvency:            Cancellation and Payment at the
                                          election of GSI in its sole
                                          discretion


                                    Notwithstanding anything to the
                                    contrary in the Equity Definitions, the
                                    amount payable under this Transaction
                                    upon the occurrence of a Merger Event,
                                    Nationalization or Insolvency shall be
                                    calculated by the Calculation Agent in
                                    good faith in accordance with Section
                                    9.7 of the Equity Definitions except
                                    that the factors identified in
                                    Subparagraphs (i), (ii) and (iii)
                                    therein are replaced by the following:

                                    (i) a mid-market implied volatility for
                                    the Shares (as determined by the
                                    Calculation Agent) on the Exchange
                                    Business Day immediately prior to the
                                    Announcement Date;

                                    (ii) dividends based on, and payable on
                                    the same dates as, amounts determined
                                    by the Calculation Agent to have been
                                    paid in respect of gross ordinary cash
                                    dividends on the relevant Shares in the
                                    calendar year ending on the
                                    Announcement Date;

                                     (iii) a value ascribed to the relevant
                                    Shares equal to the consideration, if
                                    any, paid in respect of such Shares to
                                    holders of such Shares at the time of
                                    the Option Value Event (valued as of
                                    the closing of the Option Value Event);
                                    and

                                    (iv) an Option maturity of the period
                                    of time from and including the
                                    Announcement Date to and including the
                                    Expiration Date.

                                    Notwithstanding Section 9.2(b) of the
                                    Equity Definitions, "Merger Date" means
                                    the date of closing of the Merger
                                    Event.

Payment Instructions:               Citibank, NY
                                    for a/c Goldman Sachs International
                                    for a/c # 40616408

3.    Calculation Agent:            Goldman Sachs International

4.    Governing Law:                Unless otherwise provided in the
                                    Agreement, this Confirmation will be
                                    governed by and construed in accordance
                                    with the laws of the State of New York
                                    (without reference to its choice of
                                    laws doctrine).

5.    Additional Provisions:


            (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

            (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

     (c)   Collateral.


On Trade Date, Counterparty will deposit and thereafter maintain with GSI an amount of cash in United States Dollars equal to the price that Counterparty sold a number of Shares equal to the Number of Options to GSI in the Private Placement (the "Counterparty Collateral"). Counterparty hereby grants GSI a first priority security interest in the Counterparty Collateral as collateral for its obligations under this Transaction and the Agreement. Upon any default by Counterparty (including any default under the Agreement), GSI shall have all of the rights with respect to the Counterparty Collateral of a secured party under the New York Uniform Commercial Code. Notwithstanding any limitation otherwise imposed by
Section 9-207(2)(e) of the New York Uniform Commercial Code, GSI shall be entitled to use in any way, pledge, repledge, hypothecate, rehypothecate or further assign (collectively, "rehypothecate") any collateral delivered to GSI by Counterparty pursuant to this Agreement, subject to the obligation to return such collateral or equivalent collateral to Counterparty.

For the avoidance of doubt GSI shall not be required to pay any interest on such Counterparty Collateral to Counterparty and it is hereby expressly agreed for the purposes of Rule 4-52(1) of the Client Money Rules of The Securities and Futures Authority Limited ("SFA Client Money Rules") that any money transferred by Counterparty to GSI under this Transaction shall not be treated as client money and shall not be subject to the protections conferred by the SFA Client Money Rules. The effect of this is that (a) any such money will not be segregated from the money of GSI and may be used by GSI in the course of GSI's business, and (b) in respect of any such money, Counterparty will rank as a general creditor of GSI.

     (d)   Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).



6.    Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

      (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

      (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.


      (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

      (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

      (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

      (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

      (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

      (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

      (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

      (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

      (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions, (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of
      Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.

Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:




Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").




-----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS ABOVE | REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
-----------------------------------------------------------------------------


September 11, 2000                       Reference: 9ED771466 / 1.00.0911.2481

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771466
-----------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Call

         Seller:                           GSI

         Buyer:                            Counterparty

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                3,249,250

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.1593

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2002

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best bid
                                           and ask prices quoted as of the
                                           Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment
         Date:                             3 Currency Business Days after
                                           the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:


               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date.
If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.
On Trade Date, GSI will deposit in an account set up at GSI for the benefit of Counterparty, a number of Shares equal to the Number of Options and thereafter maintain with GSI a number of Shares equal to the Number of Shares (the "GSI Collateral"). GSI hereby grants Counterparty a first priority security interest in the GSI Collateral as collateral for its obligations under this Transaction. Upon any default by GSI (including any default under the Agreement), Counterparty shall have all of the rights with respect to the GSI Collateral of a secured party under the New York Uniform Commercial Code. Counterparty shall be entitled to exercise any and all voting and other consensual rights pertaining to the GSI Collateral provided that the Counterparty shall give GSI at least five Exchange Business Days' prior written notice of the manner in which it desires to exercise any such right.

               (d) Early Termination.
Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).


6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.


Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:




Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").





------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON
| REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS ABOVE |
REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
------------------------------------------------------------------------------


September 11, 2000                       Reference: 9ED771482 / 1.00.0911.2501

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771482
------------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Put

         Seller:                           Counterparty

         Buyer:                            GSI

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                3,249,250

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.1593

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2002

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best bid
                                           and ask prices quoted as of the
                                           Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion


                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:

               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.

On Trade Date, Counterparty will deposit and thereafter maintain with GSI an amount of cash in United States Dollars equal to the price that Counterparty sold a number of Shares equal to the Number of Options to GSI in the Private Placement (the "Counterparty Collateral"). Counterparty hereby grants GSI a first priority security interest in the Counterparty Collateral as collateral for its obligations under this Transaction and the Agreement. Upon any default by Counterparty (including any default under the Agreement), GSI shall have all of the rights with respect to the Counterparty Collateral of a secured party under the New York Uniform Commercial Code. Notwithstanding any limitation otherwise imposed by
Section 9-207(2)(e) of the New York Uniform Commercial Code, GSI shall be entitled to use in any way, pledge, repledge, hypothecate, rehypothecate or further assign (collectively, "rehypothecate") any collateral delivered to GSI by Counterparty pursuant to this Agreement, subject to the obligation to return such collateral or equivalent collateral to Counterparty.

For the avoidance of doubt GSI shall not be required to pay any interest on such Counterparty Collateral to Counterparty and it is hereby expressly agreed for the purposes of Rule 4-52(1) of the Client Money Rules of The Securities and Futures Authority Limited ("SFA Client Money Rules") that any money transferred by Counterparty to GSI under this Transaction shall not be treated as client money and shall not be subject to the protections conferred by the SFA Client Money Rules. The effect of this is that (a) any such money will not be segregated from the money of GSI and may be used by GSI in the course of GSI's business, and (b) in respect of any such money, Counterparty will rank as a general creditor of GSI.

               (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).


6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.


Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:








Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").





-----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS ABOVE |
REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
-----------------------------------------------------------------------------


September 11, 2000                       Reference: 9ED771508 / 1.00.0911.2517

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771508
-----------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Call

         Seller:                           GSI

         Buyer:                            Counterparty

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                1,320,833

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.1991

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2003

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best bid
                                           and ask prices quoted as of the
                                           Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion


                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:


               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date.
If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.
On Trade Date, GSI will deposit in an account set up at GSI for the benefit of Counterparty, a number of Shares equal to the Number of Options and thereafter maintain with GSI a number of Shares equal to the Number of Shares (the "GSI Collateral"). GSI hereby grants Counterparty a first priority security interest in the GSI Collateral as collateral for its obligations under this Transaction. Upon any default by GSI (including any default under the Agreement), Counterparty shall have all of the rights with respect to the GSI Collateral of a secured party under the New York Uniform Commercial Code. Counterparty shall be entitled to exercise any and all voting and other consensual rights pertaining to the GSI Collateral provided that the Counterparty shall give GSI at least five Exchange Business Days' prior written notice of the manner in which it desires to exercise any such right.


               (d) Early Termination.
Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).


6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell. 7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions, (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably. 8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.


Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:




Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").





-----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS
ABOVE | REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
------------------------------------------------------------------------------


September 11, 2000                        Reference: 9ED771524 / 1.00.0911.2525

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771524
------------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Put

         Seller:                           Counterparty

         Buyer:                            GSI

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                1,320,833

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.1991

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2003

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best
                                           bid and ask prices quoted as of
                                           the Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion


                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:

               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.


On Trade Date, Counterparty will deposit and thereafter maintain with GSI an amount of cash in United States Dollars equal to the price that Counterparty sold a number of Shares equal to the Number of Options to GSI in the Private Placement (the "Counterparty Collateral"). Counterparty hereby grants GSI a first priority security interest in the Counterparty Collateral as collateral for its obligations under this Transaction and the Agreement. Upon any default by Counterparty (including any default under the Agreement), GSI shall have all of the rights with respect to the Counterparty Collateral of a secured party under the New York Uniform Commercial Code. Notwithstanding any limitation otherwise imposed by
Section 9-207(2)(e) of the New York Uniform Commercial Code, GSI shall be entitled to use in any way, pledge, repledge, hypothecate, rehypothecate or further assign (collectively, "rehypothecate") any collateral delivered to GSI by Counterparty pursuant to this Agreement, subject to the obligation to return such collateral or equivalent collateral to Counterparty.

For the avoidance of doubt GSI shall not be required to pay any interest on such Counterparty Collateral to Counterparty and it is hereby expressly agreed for the purposes of Rule 4-52(1) of the Client Money Rules of The Securities and Futures Authority Limited ("SFA Client Money Rules") that any money transferred by Counterparty to GSI under this Transaction shall not be treated as client money and shall not be subject to the protections conferred by the SFA Client Money Rules. The effect of this is that (a) any such money will not be segregated from the money of GSI and may be used by GSI in the course of GSI's business, and (b) in respect of any such money, Counterparty will rank as a general creditor of GSI.

               (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).


6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.

Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:



Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").







-----------------------------------------------------------------------------

Goldman Sachs International | Peterborough Court |  133 Fleet Street |
London EC4A 2BB Tel: 020-7774-1081 | Telex: 887902 | Cable: GOLDSACHS LONDON | Registered in England No. 2263951 | Registered Office As Above |
Regulated by the Securities and Futures Authority
------------------------------------------------------------------------------


September 11, 2000                       Reference: 9ED771540 / 1.00.0911.2535


Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:  03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771540
---------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

      Trade Date:                         August 29, 2000

      Effective Date:                     As of August 29, 2000 (the date the
                                          parties agreed the terms of the
                                          Transaction)

      Option Style:                       European

      Option Type:                        Call

      Seller:                             GSI

      Buyer:                              Counterparty

      Shares: The Class A Common Stock, $.01 par value per share of America Online Latin
                                          America, Inc. (the
                                          "Issuer")

      Number of Options:                  1,320,833

      Option Entitlement:                 1 Share per Option

      Multiple Exercise:                  Inapplicable

      Strike Price:                       USD 8.1207

      Premium: [omitted and filed separately with the Securities and Exchange Commission]

      Premium Payment Date:               September 6, 2000

      Exchange:                           NASDAQ

      Related Exchange:                   Any Exchange upon which futures
                                          or options on the Shares are
                                          traded. Procedure for Exercise:

      Expiration Time:                    At the close of the regular
                                          trading session on the Exchange
                                          without regard to after-hours or
                                          extended hours trading.

      Expiration Date:                    August 29, 2004

      Automatic Exercise:                 Applicable; provided that clause
                                          (i) under 3.4(b) shall not be
                                          applicable to this Transaction
                                          and Section 3.4(c) of the Equity
                                          Definitions is amended in its
                                          entirety to read as follows:
                                          "In-the-Money" means, in respect
                                          of a Physically-settled Option
                                          Transaction, in the case of a
                                          Call, that the Reference Price is
                                          equal to or greater than the
                                          Strike Price and, in case of a
                                          Put, that the Reference Price is
                                          less than the Strike Price.

      Reference Price:                    The mid-point of the best
                                          bid and ask prices quoted
                                          as of the Expiration Time
                                          (or the last such prices
                                          quoted immediately before
                                          the Expiration Time)
                                          without regard to
                                          quotations that lock or
                                          cross the dealer exchange
                                          or quotation system.

      Seller's Telephone Number and
      Telex and/or Facsimile Number
      and Contact Details for Purpose
      of Giving Notice:                   To Be Advised

Settlement Terms:

      Cash Settlement:                    Inapplicable

      Physical Settlement:                Applicable.

      Settlement Currency:                USD

      Physical Settlement Payment Date:   3 Currency Business Days after
                                          the Expiration Date.

      Failure to Deliver:                 Inapplicable

Adjustments:

      Method of Adjustment:               Calculation Agent Adjustment

      Consequences of Merger Events:

      (a)  Share-for-Share:               Alternative  Obligation  if
                                          the New  Shares  are listed
                                          on   a   U.S.    securities
                                          exchange   or  reported  by
                                          The     Nasdaq     National
                                          Market,  Inc.  If  the  New
                                          Shares  are  not so  listed
                                          or      reported       then
                                          Cancellation   and  Payment
                                          at the  election  of GSI in
                                          its sole discretion

      (b)  Share-for-Other:               Cancellation   and  Payment
                                          at the  election  of GSI in
                                          its sole discretion

      (c)  Share-for-Combined:            Cancellation and Payment
                                          at the election of GSI in
                                          its sole discretion

Nationalization or Insolvency:      Cancellation and Payment at the
                                    election of GSI in its sole discretion

                                    Notwithstanding anything to the
                                    contrary in the Equity Definitions, the
                                    amount payable under this Transaction
                                    upon the occurrence of a Merger Event,
                                    Nationalization or Insolvency shall be
                                    calculated by the Calculation Agent in
                                    good faith in accordance with Section
                                    9.7 of the Equity Definitions except
                                    that the factors identified in
                                    Subparagraphs (i), (ii) and (iii)
                                    therein are replaced by the following:

                                    (i) a mid-market implied volatility for
                                    the Shares (as determined by the
                                    Calculation Agent) on the Exchange
                                    Business Day immediately prior to the
                                    Announcement Date;

                                    (ii) dividends based on, and payable on
                                    the same dates as, amounts determined
                                    by the Calculation Agent to have been
                                    paid in respect of gross ordinary cash
                                    dividends on the relevant Shares in the
                                    calendar year ending on the
                                    Announcement Date;

                                    (iii) a value ascribed to the relevant
                                    Shares equal to the consideration, if
                                    any, paid in respect of such Shares to
                                    holders of such Shares at the time of
                                    the Option Value Event (valued as of
                                    the closing of the Option Value Event);
                                    and

                                    (iv) an Option maturity of the period
                                    of time from and including the
                                    Announcement Date to and including the
                                    Expiration Date.

                                    Notwithstanding Section 9.2(b) of the
                                    Equity Definitions, "Merger Date" means
                                    the date of closing of the Merger
                                    Event.

Payment Instructions:               Citibank, NY
                                    for a/c Goldman Sachs International
                                    for a/c # 40616408

3.    Calculation Agent:            Goldman Sachs
      International

4.    Governing Law:                Unless otherwise provided in the
                                    Agreement, this Confirmation will be
                                    governed by and construed in accordance
                                    with the laws of the State of New York
                                    (without reference to its choice of
                                    laws doctrine).

5.    Additional Provisions:


      (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

      (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

      (c) Collateral.

On Trade Date, GSI will deposit in an account set up at GSI for the benefit of Counterparty, a number of Shares equal to the Number of Options and thereafter maintain with GSI a number of Shares equal to the Number of Shares (the "GSI Collateral"). GSI hereby grants Counterparty a first priority security interest in the GSI Collateral as collateral for its obligations under this Transaction. Upon any default by GSI (including any default under the Agreement), Counterparty shall have all of the rights with respect to the GSI Collateral of a secured party under the New York Uniform Commercial Code. Counterparty shall be entitled to exercise any and all voting and other consensual rights pertaining to the GSI Collateral provided that the Counterparty shall give GSI at least five Exchange Business Days' prior written notice of the manner in which it desires to exercise any such right.


      (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).



6.    Additional Counterparty Representations and Covenants.
      ------------------------------------------------------

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

      (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

      (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

      (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

      (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.


       (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

      (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

      (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

      (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

      (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

      (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

      (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions, (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the
      Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.





Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:




Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").




------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS
ABOVE | REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
------------------------------------------------------------------------------


September 11, 2000                        Reference: 9ED771565 / 1.00.0911.2540

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771565
------------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Put

         Seller:                           Counterparty

         Buyer:                            GSI

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                1,320,833

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.1207

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2004

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best bid
                                           and ask prices quoted as of the
                                           Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion


                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:


               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.


On Trade Date, Counterparty will deposit and thereafter maintain with GSI an amount of cash in United States Dollars equal to the price that Counterparty sold a number of Shares equal to the Number of Options to GSI in the Private Placement (the "Counterparty Collateral"). Counterparty hereby grants GSI a first priority security interest in the Counterparty Collateral as collateral for its obligations under this Transaction and the Agreement. Upon any default by Counterparty (including any default under the Agreement), GSI shall have all of the rights with respect to the Counterparty Collateral of a secured party under the New York Uniform Commercial Code. Notwithstanding any limitation otherwise imposed by
Section 9-207(2)(e) of the New York Uniform Commercial Code, GSI shall be entitled to use in any way, pledge, repledge, hypothecate, rehypothecate or further assign (collectively, "rehypothecate") any collateral delivered to GSI by Counterparty pursuant to this Agreement, subject to the obligation to return such collateral or equivalent collateral to Counterparty.

For the avoidance of doubt GSI shall not be required to pay any interest on such Counterparty Collateral to Counterparty and it is hereby expressly agreed for the purposes of Rule 4-52(1) of the Client Money Rules of The Securities and Futures Authority Limited ("SFA Client Money Rules") that any money transferred by Counterparty to GSI under this Transaction shall not be treated as client money and shall not be subject to the protections conferred by the SFA Client Money Rules. The effect of this is that (a) any such money will not be segregated from the money of GSI and may be used by GSI in the course of GSI's business, and (b) in respect of any such money, Counterparty will rank as a general creditor of GSI.

               (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).


6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

         (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.

Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:



Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").






------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS
ABOVE | REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
------------------------------------------------------------------------------


September 11, 2000                        Reference: 9ED771581 / 1.00.0911.2554

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771581
------------------------------------------------------------------------------


The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Call

         Seller:                           GSI

         Buyer:                            Counterparty

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                713,250

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.0784

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2005

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best bid
                                           and ask prices quoted as of the
                                           Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised

Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:

               (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

               (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

               (c) Collateral.
On Trade Date, GSI will deposit in an account set up at GSI for the benefit of Counterparty, a number of Shares equal to the Number of Options and thereafter maintain with GSI a number of Shares equal to the Number of Shares (the "GSI Collateral"). GSI hereby grants Counterparty a first priority security interest in the GSI Collateral as collateral for its obligations under this Transaction. Upon any default by GSI (including any default under the Agreement), Counterparty shall have all of the rights with respect to the GSI Collateral of a secured party under the New York Uniform Commercial Code. Counterparty shall be entitled to exercise any and all voting and other consensual rights pertaining to the GSI Collateral provided that the Counterparty shall give GSI at least five Exchange Business Days' prior written notice of the manner in which it desires to exercise any such right.


               (d) Early Termination.
Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).



6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August 11, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

         (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

         (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

         (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

         (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

          (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

         (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

         (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

         (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

         (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with
(i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

         (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

         (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.


Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:





Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").






-----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL | PETERBOROUGH COURT |  133 FLEET STREET |
LONDON EC4A 2BB TEL: 020-7774-1081 | TELEX: 887902 | CABLE: GOLDSACHS LONDON | REGISTERED IN ENGLAND NO. 2263951 | REGISTERED OFFICE AS ABOVE |
REGULATED BY THE SECURITIES AND FUTURES AUTHORITY
-----------------------------------------------------------------------------


September 11, 2000                       Reference: 9ED771607 / 1.00.0911.2733

Itau Bank Ltd
PO Box 10.141 APO
Ansbacher House 3rd Fl
20 Genesis Close George Town
Grand Cayman BWI

A/C:     03319867

RE: CONFIRMATION OF OPTION - REFERENCE: 9ED771607
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The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 22, 2000, as amended and supplemented from time to time (the "Agreement"), between Goldman Sachs International ("GSI") and Itau Bank Ltd. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       August 29, 2000

         Effective Date:                   As of August 29, 2000 (the date the
                                           parties agreed the terms of the
                                           Transaction)

         Option Style:                     European

         Option Type:                      Put

         Seller:                           Counterparty

         Buyer:                            GSI

         Shares: The Class A Common Stock, $.01 par value per share of America Online Latin America, Inc. (the "Issuer")

         Number of Options:                713,250

         Option Entitlement:               1 Share per Option

         Multiple Exercise:                Inapplicable

         Strike Price:                     USD 8.0784

         Premium:                          [omitted and filed separately with
                                           the Securities and Exchange
                                           Commission]

         Premium Payment Date:             September 6, 2000

         Exchange:                         NASDAQ

         Related Exchange:                 Any Exchange upon which futures
                                           or options on the Shares are
                                           traded.

Procedure for Exercise:

         Expiration Time:                  At the close of the regular
                                           trading session on the Exchange
                                           without regard to after-hours or
                                           extended hours trading.

         Expiration Date:                  August 29, 2005

         Automatic Exercise:               Applicable; provided that clause
                                           (i) under 3.4(b) shall not be
                                           applicable to this Transaction
                                           and Section 3.4(c) of the Equity
                                           Definitions is amended in its
                                           entirety to read as follows:
                                           "In-the-Money" means, in respect
                                           of a Physically-settled Option
                                           Transaction, in the case of a
                                           Call, that the Reference Price
                                           is equal to or greater than the
                                           Strike Price and, in case of a
                                           Put, that the Reference Price is
                                           less than the Strike Price.

         Reference Price:                  The mid-point of the best bid
                                           and ask prices quoted as of the
                                           Expiration Time (or the last
                                           such prices quoted immediately
                                           before the Expiration Time)
                                           without regard to quotations
                                           that lock or cross the dealer
                                           exchange or quotation system.

         Seller's Telephone Number
         and Telex and/or Facsimile
         Number and Contact Details
         for Purpose of Giving Notice:     To Be Advised


Settlement Terms:

         Cash Settlement:                  Inapplicable

         Physical Settlement:              Applicable.

         Settlement Currency:              USD

         Physical Settlement Payment Date: 3 Currency Business Days after the Expiration Date.

         Failure to Deliver:               Inapplicable

Adjustments:

         Method of Adjustment:             Calculation Agent Adjustment

         Consequences of Merger Events:

         (a)  Share-for-Share:             Alternative Obligation if the
                                           New Shares are listed on a U.S.
                                           securities exchange or reported
                                           by The Nasdaq National Market,
                                           Inc. If the New Shares are not
                                           so listed or reported then
                                           Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (b)  Share-for-Other:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

         (c)  Share-for-Combined:          Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion

Nationalization or Insolvency:             Cancellation and Payment at the
                                           election of GSI in its sole
                                           discretion


                                           Notwithstanding anything to the
                                           contrary in the Equity
                                           Definitions, the amount payable
                                           under this Transaction upon the
                                           occurrence of a Merger Event,
                                           Nationalization or Insolvency
                                           shall be calculated by the
                                           Calculation Agent in good faith
                                           in accordance with Section 9.7
                                           of the Equity Definitions except
                                           that the factors identified in
                                           Subparagraphs (i), (ii) and
                                           (iii) therein are replaced by
                                           the following:

                                           (i) a mid-market implied
                                           volatility for the Shares (as
                                           determined by the Calculation
                                           Agent) on the Exchange Business
                                           Day immediately prior to the
                                           Announcement Date;

                                           (ii) dividends based on, and
                                           payable on the same dates as,
                                           amounts determined by the
                                           Calculation Agent to have been
                                           paid in respect of gross
                                           ordinary cash dividends on the
                                           relevant Shares in the calendar
                                           year ending on the Announcement
                                           Date;

                                           (iii) a value ascribed to the
                                           relevant Shares equal to the
                                           consideration, if any, paid in
                                           respect of such Shares to
                                           holders of such Shares at the
                                           time of the Option Value Event
                                           (valued as of the closing of the
                                           Option Value Event); and

                                           (iv) an Option maturity of the
                                           period of time from and
                                           including the Announcement Date
                                           to and including the Expiration
                                           Date.

                                           Notwithstanding Section 9.2(b)
                                           of the Equity Definitions,
                                           "Merger Date" means the date of
                                           closing of the Merger Event.

Payment Instructions:                      Citibank, NY
                                           for a/c Goldman Sachs International
                                           for a/c # 40616408

3.       Calculation Agent:                Goldman Sachs International

4.       Governing Law:                    Unless otherwise provided in the
                                           Agreement, this Confirmation
                                           will be governed by and
                                           construed in accordance with the
                                           laws of the State of New York
                                           (without reference to its choice
                                           of laws doctrine).

5.       Additional Provisions:


                  (a) Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) thereof and the provisions of Regulation D thereunder. Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D,
(iii) it will purchase the Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

                  (b) Acceleration of Expiration Date. If at any time GSI determines in its good faith discretion that it has a conflict of interest in any matter that will be the subject of a vote of the Issuer's shareholders and it cannot assign the Option to another third party pre-approved by the Issuer prior to the second Exchange Business Day before the record date of such shareholder vote (the "Record Date"), then the Expiration Date shall be accelerated to the Exchange Business Day prior to the Record Date or such other date as agreed between the parties. In such an event the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.

At any time after 180 calendar days have elapsed since the Trade Date, Counterparty may elect to accelerate the Expiration Date to the Exchange Business Day following the Exchange Business Day that Counterparty notifies GSI of its intention to exercise this right (the "Notification Date") or such other date as the parties shall agree. As a pre-condition to exercising such right Counterparty shall pay an early termination fee equal to 0.25% of the Strike Price to GSI on the Notification Date and the Calculation Agent shall adjust the Strike Price pro-rata to preserve the economic value of the Transaction accrued up to this accelerated Expiration Date to GSI.


If at any time the call option transaction which was executed on the Trade Date and has the same Expiration Date in connection with the Transaction Structure is exercised or if an Early Termination Date shall occur with respect thereto, the Expiration Date with respect to this Transaction shall accelerate to the date of such exercise or Early Termination Date, as applicable.

                  (c) Collateral.


On Trade Date, Counterparty will deposit and thereafter maintain with GSI an amount of cash in United States Dollars equal to the price that Counterparty sold a number of Shares equal to the Number of Options to GSI in the Private Placement (the "Counterparty Collateral"). Counterparty hereby grants GSI a first priority security interest in the Counterparty Collateral as collateral for its obligations under this Transaction and the Agreement. Upon any default by Counterparty (including any default under the Agreement), GSI shall have all of the rights with respect to the Counterparty Collateral of a secured party under the New York Uniform Commercial Code. Notwithstanding any limitation otherwise imposed by
Section 9-207(2)(e) of the New York Uniform Commercial Code, GSI shall be entitled to use in any way, pledge, repledge, hypothecate, rehypothecate or further assign (collectively, "rehypothecate") any collateral delivered to GSI by Counterparty pursuant to this Agreement, subject to the obligation to return such collateral or equivalent collateral to Counterparty.

For the avoidance of doubt GSI shall not be required to pay any interest on such Counterparty Collateral to Counterparty and it is hereby expressly agreed for the purposes of Rule 4-52(1) of the Client Money Rules of The Securities and Futures Authority Limited ("SFA Client Money Rules") that any money transferred by Counterparty to GSI under this Transaction shall not be treated as client money and shall not be subject to the protections conferred by the SFA Client Money Rules. The effect of this is that (a) any such money will not be segregated from the money of GSI and may be used by GSI in the course of GSI's business, and (b) in respect of any such money, Counterparty will rank as a general creditor of GSI.

                  (d) Early Termination.

Notwithstanding anything to the contrary in the Agreement, if an Early Termination Date occurs with respect to this Transaction, such date shall be deemed an Expiration Date hereunder, and no obligations shall be owed by either party in connection with such a termination other than payment or delivery obligations that arise (if any) in connection with the exercise of this option (if applicable).




6.       Additional Counterparty Representations and Covenants.

In connection with (i) the entering into of this Transaction, (ii) the entering into of other similar Transactions with respect to the Shares under the Agreement, and (iii) the sale of Shares (purchased by the Counterparty from the Issuer on August __, 2000) to GSI in a private placement under the "4(1-1/2)" exemption from registration under the Securities Act of 1933, as amended (the "Private Placement" and collectively, the "Transaction Structure"), Counterparty represents, warrants and agrees that:

                  (a) Counterparty is acting for its own account, and is capable of and has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, including advice from its tax and accounting advisors regarding the tax and accounting implications (respectively) of this Transaction and the Transaction Structure. No communication (written or oral) received from GSI or its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

                  (b) Counterparty has been given the opportunity to obtain information from GSI concerning the terms and conditions of the Transaction necessary in order for the Counterparty to evaluate the merits and risks of the Transaction and the Transaction Structure. Notwithstanding the foregoing, Counterparty is not relying on any communication (written or oral) of GSI as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction are made incidental to GSI's business and shall not be considered investment advice or a recommendation to enter in the Transaction or the Transaction Structure.

                  (c) GSI is not acting as a fiduciary for or an adviser to Counterparty in respect of the Transaction.

                  (d) Counterparty has furnished GSI with copies of all agreements, contracts or instruments that relate to the Shares and these are listed in Annex A. Counterparty is not a party to any other agreement, contract or instrument relating to any securities of the Issuer.

                  (e) Neither Counterparty nor any of its Affiliates (as defined in Rule 144 of the Securities Act) is in possession of any non-public material information regarding the Issuer on the Trade Date, provided that for purposes of this representation the term "Affiliate" shall not include the Issuer (whether or not the Issuer would otherwise be deemed to be an Affiliate of Counterparty).

                  (f) The Transaction Structure will not violate any applicable law, regulation or rule in Brazil, the Cayman Islands or the United States of America, and Counterparty will record and account for this Transaction in its records and financial statements in a manner that complies with regulations and accounting rules applicable to it in Brazil.

                  (g) The shares sold in the Private Placement are not, and the Shares delivered in settlement of this Transaction will not be, subject to any liens, claims or encumbrances (other than those created under the Agreement, the Subscription Agreement or the Registration Rights Agreement (as defined in Annex A)).

                  (h) Counterparty will provide GSI with drafts of any regulatory filings or public disclosures of any information to be made in connection with the execution of this Transaction and the Transaction Structure reasonably in advance of such filing or disclosure and will give GSI a reasonable opportunity to comment on such drafts. With respect to any such future filings or disclosures, Counterparty shall utilize substantially similar descriptions of this Transaction and the Transaction Structure therein and provide GSI with copies thereof.

                  (i) Counterparty is, has been, and shall continue be, in compliance with the reporting and other requirements of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (j) The purchase of the Shares by Counterparty from the Issuer and any subsequent transfers between the date of the original purchase of the shares from the Issuer and the Trade Date, complied in all respects with (i) the applicable laws, regulations or rules of Brazil and the Cayman Islands and (ii) any agreement between the Issuer and Counterparty and its Affiliates (as defined in Rule 144 of the Securities Act of 1933, as amended).

                  (k) It will provide any legal opinions required by the Issuer in connection with the Transaction Structure and the transfers of Shares thereunder.

                  (l) It acknowledges that GSI will treat the Transaction Structure on its books and records as an equity buy and sell.

7. In connection with the entering into of this Transaction and the Transaction Structure, GSI agrees: (a) to comply with the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to the Transaction Structure, and to inform any transferee of any of such Shares in writing of the existence and exact nature of such restrictions and require any transferee to agree in writing to be bound by such restrictions,
         (b) to hold all such Shares free and clear of all liens, claims and encumbrances of any kind or nature, other than those securing the Counterparty's obligations hereunder or under the Transaction Structure, (c) not to assign or transfer the Transaction Structure or any of its rights, duties or obligations thereunder to any Person other than an Affiliate of GSI who agrees in writing to be bound by all of the terms and conditions of the Transaction Structure, the provisions of Section 10.1 of the Registration Rights Agreement and the restrictions contained in the Subscription Agreement with respect to all Shares subject to such Transaction Structure, and prior to any such assignment or transfer, identify any proposed assignee or transferee of any of the Shares subject to the Transaction Structure or any proposed transferee or assignee of the Transaction Structure or any of GSI's duties or obligations thereunder and include such obligation in any similar transaction, and (d) that the Issuer shall have a right to approve any proposed transferee of Shares or assignee of the Transaction Structure or any of its rights, duties or obligations thereunder, including, without limitation, any Affiliate of GSI, such approval not to be withheld or delayed unreasonably.

8. The parties agree that the Issuer shall be a third party beneficiary under this Transaction entitled to enforce the above noted agreements against GSI.

Please check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified. Please confirm that the foregoing correctly sets forth the terms of the agreement between Goldman Sachs International and Counterparty with respect to the particular Transaction to which this Confirmation relates by signing in the space provided below and immediately returning a copy of the executed Confirmation to Equity Options, facsimile number: 212-428-1980.


Very truly yours,

Goldman Sachs International


By: /s/ Kathy Wallis
    ________________________________
    Name:
    Title:


Confirmed as of the date first above written:



Itau Bank, Ltd.


By: /s/ Alberto Dias de Mattos Barretto
    ___________________________________
    Name:
    Title:



Annex A

1. America Online Latin America Regulation S Stock Subscription Agreement dated June 12, 2000 ("Subscription Agreement").

2. Registration Rights and Stockholders' Agreement dated August 11, 2000 ("Registration Rights Agreement").